UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 30, 2010

MAN SHING AGRICULTURAL HOLDINGS, INC.
 (Exact Name of Registrant as Specified in Charter)

Nevada	000-53146	98-0660577
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Unit 1005, 10/F, Tower B
Hunghom Commercial Centre
37 Ma Tau Wai Road, Hunghom
Kowloon, Hong Kong
 (Registrant’s Address)

Registrant’s telephone number, including area code: (86) 536-4644888

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 DFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On November 30, 2010, pursuant to that certain Pledge Agreement (the “China Angel Pledge Agreement”) dated as of January 4, 2010 by and among Shili Liu, Chairman and President of Man Shing Agricultural Holdings, Inc. (the “Company” or the “Registrant”), China Angel Assets Management Limited (“China Angel”) and Greentree Financial Group, Inc. (“Greentree”), as escrow agent, as amended by that certain Addendum to Registration Rights Agreement, Secured Convertible Redeemable Debenture, Investor Rights Agreement, and Pledge Agreement dated as of September 13, 2010 by and between the Company and China Angel and agreed to by Shili Liu (the “China Angel Addendum”), China Angel has agreed to release any and all rights of China Angel under the China Angel Pledge Agreement to the 839,562 shares of preferred stock of the Company (the “Preferred Stock”) registered in the name of Shili Liu (the “China Angel Preferred Pledged Shares”), and to the release of the China Angel Preferred Pledged Shares by Greentree.

On November 30, 2010, pursuant to that certain Pledge Agreement (the “ZhiBo Pledge Agreement”) dated as of January 14, 2010 by and among Shili Liu, Guang Dong ZhiBo Investment Co., Ltd (“ZhiBo”) and Greentree, as escrow agent, as amended by that certain Addendum to Registration Rights Agreement, Secured Convertible Redeemable Debenture, Investor Rights Agreement, and Pledge Agreement dated as of September 13, 2010 by and between the Company and ZhiBo and agreed to by Shili Liu (the “ZhiBo Addendum” and, together with the China Angel Addendum, the “Addendums”), ZhiBo has agreed to release any and all rights of ZhiBo under the ZhiBo Pledge Agreement to the 419,781 Preferred Shares registered in the name of Shili Liu (the “ZhiBo Preferred Pledged Shares”), and to the release of the ZhiBo Preferred Pledged Shares by Greentree.

As consideration for the foregoing, on November 30, 2010, Shili Liu delivered irrevocable written instructions to the Company to cancel the China Angel Preferred Pledged Shares and the ZhiBo Preferred Pledged Shares.

The China Angel Pledge Agreement was filed as an exhibit to the Company’s Current Report on Form 8-K/A on January 12, 2010 and is incorporated herein by reference. The ZhiBo Pledge Agreement was filed as an exhibit to the Company’s Current Report on Form 8-K on January 20, 2010 and is incorporated herein by reference. A form of the Addendums was filed as an exhibit to the Company’s Current Report on Form 8-K on September 16, 2010 and is incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: November 30, 2010	MAN SHING AGRICULTURAL HOLDINGS, INC.

	By:	/s/ Shili Liu
Shili Liu
Chairman and President